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                                                                    Exhibit 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-93949) of OfficeMax, Inc. of our report dated April 21, 2000, relating to the financial statements, which appears in this Form 10-K.


PricewaterhouseCoopers LLP

Cleveland, Ohio
April 21, 2000